SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 15, 2007

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

1700 Lincoln Street, Denver, Colorado 80203

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The financial information included as exhibits to this Current Report on Form 8-K updates certain portions of the Annual Report on Form 10-K for Newmont Mining Corporation (“Newmont”) for the year ended December 31, 2006 and Form 10-Q for the quarter ended March 31, 2007 (collectively, the “Reports”) to reclassify the results of certain discontinued operations.

Certain financial information for the year ended December 31, 2006 has been updated to reflect Merchant Banking activities in discontinued operations. In addition, Exhibit 12.1 “Computation of Ratio of Earnings to Fixed Charges and Preferred Dividends” and Exhibit 12.2 “Computation of Ratio of Earnings to Fixed Charges” to Newmont’s Form 10-K for the year ended December 31, 2006 have been updated to reflect Merchant Banking activities in discontinued operations.

Certain financial information in Form 10-Q for the quarter ended March 31, 2007 has been updated to reflect Merchant Banking activities in discontinued operations. In addition, Exhibit 12.1 “Computation of Ratio of Earnings to Fixed Charges” to Newmont’s Form 10-Q for the quarter ended March 31, 2007 has been updated to reflect Merchant Banking activities in discontinued operations.

No attempt has been made to update other matters in the Reports. The reclassifications have no effect on the Company’s reported net income in the Reports.

During June 2007, Newmont’s Board of Directors approved a plan to cease Merchant Banking activities. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” Newmont reported the operations of Merchant Banking activities as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the period ended June 30, 2007. In addition, equity investments were reclassified from the Merchant Banking segment to the Corporate and Other segment, a portion of which was reclassified to current assets. The remainder of the assets and related liabilities of Merchant Banking were reclassified as held for sale for each period presented in its Quarterly Report on Form 10-Q for the period ended June 30, 2007.

Merchant Banking previously provided advisory services to assist in managing Newmont’s portfolio of operating, royalty and property interests. Merchant Banking was also engaged in developing value optimization strategies for operating and non-operating assets, business development activities, merger and acquisition analysis and negotiations, monetizing inactive exploration properties, capitalizing on proprietary technology and know-how and acting as an internal resource for other corporate groups to improve and maximize business outcomes. Newmont decided to dispose of its royalty portfolio and a portion of its existing equity investments within the next twelve months and will not make further investments in equity securities that do not support its core mining business.

The attached information should be read together with the Newmont’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

The Reports and Exhibits 12.1 and 12.2 are attached as Exhibits 99.1 thru 99.5, and are incorporated herein by reference.

* * * * *

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as exhibits to this report:

23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2006.

99.2	Updated financial information in Exhibit 12.1 of Form 10-K for the year ended December 31, 2006.

99.3	Updated financial information in Exhibit 12.2 of Form 10-K for the year ended December 31, 2006.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

99.5	Updated financial information in Exhibit 12.1 of Form 10-Q for the quarter ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: October 15, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2006.

99.2	Updated financial information in Exhibit 12.1 of Form 10-K for the year ended December 31, 2006.

99.3	Updated financial information in Exhibit 12.2 of Form 10-K for the year ended December 31, 2006.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

99.5	Updated financial information in Exhibit 12.1 of Form 10-Q for the quarter ended March 31, 2007.

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